  As filed with the Securities and Exchange Commission on March 2, 2000
                                                     Registration No. 333-______

--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM S-8

                            REGISTRATION STATEMENT

                                     UNDER

                          THE SECURITIES ACT OF 1933

                              AT HOME CORPORATION

          (Exact name of the Registrant as specified in its charter)

            Delaware                                   77-0408542
   (State or other jurisdiction                     (I.R.S. Employer
   of incorporation or organization)                Identification No.)



                              450 Broadway Street
                        Redwood City, California  94063
                   (Address of principal executive offices)

 Options of Kendara, Inc. issued under the Kendara, Inc. 1999 Stock Plan and Assumed by the Registrant Options of Hartford House,Ltd. issued under the Hartford House, Ltd. 1999 Stock Option/Stock Issuance
                      Plan and Assumed by the Registrant
                          2000 Equity Incentive Plan
                          (Full titles of the plans)


                              Kenneth A. Goldman
               Senior Vice President and Chief Financial Officer
                              At Home Corporation
                              425 Broadway Street
                        Redwood City, California  94063
                                (650) 569-5000
(Name, address and telephone number, including area code, of agent for service)

                                    Copy to:
                            Jeffrey R. Vetter, Esq.
                               Tram T. Phi, Esq.
                             Benjamin Hadary, Esq.
                               Fenwick & West LLP
                              Two Palo Alto Square
                              Palo Alto, CA  94306

                                            CALCULATION OF REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------
                                                                 Proposed                   Proposed
                                              Amount             Maximum                    Maximum               Amount of
                                              to be          Offering Price Per        Aggregate Offering       Registration
  Title of Securities to be Registered      Registered             Share                     Price                  Fee
--------------------------------------------------------------------------------------------------------------------------------
  Series A Common Stock,                   194,573 (1)           $14.6081 (2)         $2,842,341.841 (2)          $   750.38
  $0.01 par value per share
--------------------------------------------------------------------------------------------------------------------------------
  Series A Common Stock,                   541,545 (3)           $  18.59 (2)         $10,067,321.55 (2)          $ 2,657.77
  $0.01 par value per share
--------------------------------------------------------------------------------------------------------------------------------
  Series A Common Stock,                 2,000,000 (4)           $ 33.4688 (5)        $   66,937,600 (5)          $17,671.53
  $0.01 par value per share
--------------------------------------------------------------------------------------------------------------------------------
  Total:                                                                                                          $21,079.68
--------------------------------------------------------------------------------------------------------------------------------

  (1) Represents the number of shares subject to options assumed from Kendara, Inc., a Delaware corporation, which was acquired by the Registrant on February 10, 2000.

(2) Represents weighted average per share exercise price for such outstanding options, calculated pursuant to Rule 457(h)(1) of the Securities Act of 1933, as amended (the "Securities Act").

(3) Represents the number of shares subject to options issued to former holders of options of Hartford House, Ltd., a Delaware corporation, which was acquired by the Registrant on December 13, 1999 in connection with the earnout provisions of that acquisition.

(4) Represents shares available for grant and issuance under the 2000 Equity Incentive Plan.

(5) Calculated solely for purposes of this offering under Rule 457(h)(1) of the Securities Act on the basis of the average of the high and low prices per share of Series A Common Stock of the Registrant on February 28, 2000 as reported by the Nasdaq National Market.

                                    PART I
             INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


ITEM 1.   PLAN INFORMATION (1)

ITEM 2.   REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION (1)

(1) Information required by Part I to be contained in the Section 10(a) prospectus is omitted from the Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended (the "Securities Act") and the Note to Part I of Form S-8.


                                    PART II
              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

          For the purposes of this registration statement, the terms "we," "our" and "us" refer to At Home Corporation, a Delaware corporation.

ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.

          The following documents filed with the Commission are incorporated into this registration statement by reference:

          (a) Our annual report on Form 10-K for the fiscal year ended December 31, 1998, as amended on March 31, 1999 and on April 27, 1999.

          (b) Our quarterly reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 1999.

          (c) Our current reports on Form 8-K filed on January 14, 1999, as amended on February 19, 1999; February 19, 1999; April 8, 1999; June 14, 1999, as amended August 13, 1999; August 2, 1999; October 27, 1999; December 6, 1999 and December 22, 1999.

          (d) The description of the Registrant's Series A common stock contained in the Registrant's registration statement on Form 8-A filed by the Registrant on June 13, 1997 under Section 12(g) of the Exchange Act, including any amendment or report filed for the purpose of updating such description.

          All documents subsequently filed by us pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities registered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed incorporated by reference in this registration statement and to be a part hereof from the date of the filing of such documents.

ITEM 4.   DESCRIPTION OF SECURITIES.

          Not applicable.

ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.

          Not applicable.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

          As permitted by the Delaware General Corporation Law, the Registrant's Certificate of Incorporation includes a provision that eliminates the personal liability of its directors to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability:

          . for any breach of the director's duty of loyalty to the corporation or its stockholders;

          . for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

          .  under Section 174 of the Delaware General Corporation Law; or

          . for any transaction from which the director derived an improper personal benefit.


          As permitted by Section 145 of the Delaware General Corporation Law, the Registrant's Certificate of Incorporation further provides:

          . for mandatory indemnification, to the fullest extent permitted by applicable law, for any person who is or was a director or officer, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by this person;

          . that the Registrant's obligation to indemnify any person who was or is serving at the Registrant's request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity must be reduced by any amount the person may collect as indemnification from the other corporation, partnership, joint venture, trust, enterprise or nonprofit entity;

          . that the Registrant must advance to all indemnified parties the expenses (including attorneys' fees) incurred in defending any proceeding provided that indemnified parties (if they are directors or officers) must provide the Registrant an undertaking to repay the advances if indemnification is determined to be unavailable;

          . that the rights conferred in the Certificate of Incorporation are not exclusive; and

          . that the Registrant may not retroactively amend the Certification of Incorporation provisions relating to indemnity.

          The indemnification provision in the Registrant's Certificate of Incorporation and the Indemnification Agreements entered into between the Registrant and each of its directors and executive officers may be sufficiently broad to permit indemnification of the Registrant's directors and officers for liabilities arising under the Securities Act. The Registrant has also obtained directors' and officers' liability insurance. The following documents are incorporated by reference:

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.

          Not applicable.

ITEM 8.      EXHIBITS.

Exhibit                                     Exhibit
Number                                       Title
-------                                     -------

4.01 The Registrant's Fifth Amended and Restated Certificate of Incorporation, as filed with the Delaware Secretary of State on May 28, 1999 (incorporated by reference to Exhibit 4.01 of our registration statement on Form S-8, filed with the Commission on June 3, 1999 (File No. 333-79883)).

4.02 The Registrant's Second Amended and Restated Bylaws effective July 16, 1997 (incorporated by reference to Exhibit 3.05 of our registration statement on Form S-1 declared effective by the Commission on July 11, 1997 (File No. 333-27323)).

4.03         Kendara, Inc. 1999 Stock Plan.

4.04         Kendara, Inc. 1999 Stock Plan Notice of Stock Option Grant.

4.05         Kendara, Inc. 1999 Stock Plan Notice of Stock Option Exercise.

4.06         2000 Equity Incentive Plan.

4.07         2000 Equity Incentive Plan Notice of Stock Option Grant.

4.08         2000 Equity Incentive Plan Stock Option Grant Terms and Conditions.

4.09         2000 Equity Incentive Plan Stock Option Exercise Notice and
             Agreement.

4.10 Hartford House, Ltd. 1999 Stock Option/Stock Issuance Plan (incorporated by reference to Exhibit 4.03 of our registration statement on Form S-8 filed with the Commission on December 22,
             1999).

5.01 Opinion of Fenwick & West LLP regarding the legality of the securities to be offered.

23.01        Consent of Ernst & Young LLP, Independent Auditors.

23.02        Consent of PricewaterhouseCoopers LLP, Independent Accountants.

23.03        Consent of Fenwick & West LLP (included in Exhibit 5.01).

24.01        Power of Attorney (see the signature page of this Registration
             Statement).

ITEM 9.      UNDERTAKINGS.

        The undersigned Registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

          Provided, however, that paragraphs (1)(i) and (1)(ii) above do not
          --------  -------
apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering
                                                          ---------
thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona
                                                                           ----
fide offering thereof.
----

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions discussed in Item 6 hereof, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, At Home Corporation, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Redwood City, State of California, on this 2nd day of March, 2000.


                                 AT HOME CORPORATION


                                 By: /s/ George Bell
                                    -----------------------------------------
                                     George Bell
                                     President and Chief Executive Officer


                               POWER OF ATTORNEY

     Each individual whose signature appears below constitutes and appoints George Bell, Kenneth A. Goldman and David G. Pine, and each of them, his true and lawful attorneys-in-fact and agents, each with the power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                            Title                           Date
---------                            -----                           ----
Principal Executive Officer:


 /s/ George Bell                     President, Chief Executive      March 2, 2000
-----------------------------
George Bell                          Officer and Director

Principal Financial Officer:

 /s/ Kenneth A. Goldman              Senior Vice President and       March 2, 2000
-----------------------------
Kenneth A. Goldman                   Chief Financial Officer

Principal Accounting Officer:

 /s/ Robert A. Lerner                Corporate Controller            March 2, 2000
_____________________________
Robert A. Lerner

Signature                            Title             Date
---------                            -----             ----
Additional Directors:


 /s/ Thomas A. Jermoluk              Chairman          March 2, 2000
_____________________________
Thomas A. Jermoluk


 /s/ William R. Hearst III           Director          March 2, 2000
_____________________________
William R. Hearst III

                                     Director
_____________________________
C. Michael Armstrong

                                     Director
_____________________________
L. John Doerr

 /s/ John C. Malone                  Director          March 2, 2000
_____________________________
John C. Malone

                                     Director
_____________________________
John C. Petrillo


 /s/ Brian L. Roberts                Director          March 2, 2000
_____________________________
Brian L. Roberts

                                     Director
_____________________________
Ray Liguni


 /s/ David M. Woodrow                Director          March 2, 2000
_____________________________
David M. Woodrow


                                     Director
_____________________________
Ted Rogers

                                 EXHIBIT INDEX
                                 -------------

Exhibit                                  Exhibit
Number                                    Title
-------                                   -----

4.01 The Registrant's Fifth Amended and Restated Certificate of Incorporation, as filed with the Delaware Secretary of State on May 28, 1999 (incorporated by reference to Exhibit 4.01 of our registration statement on Form S-8, filed with the Commission on June 3, 1999 (File No. 333-79883)).

4.02 The Registrant's Second Amended and Restated Bylaws effective July 16, 1997 (incorporated by reference to Exhibit 3.05 of our registration statement on Form S-1 declared effective by the Commission on July 11, 1997 (File No. 333-27323)).

4.03         Kendara, Inc. 1999 Stock Plan.

4.04         Kendara, Inc. 1999 Stock Plan Notice of Stock Option Grant.

4.05         Kendara, Inc. 1999 Stock Plan Notice of Stock Option Exercise.

4.06         2000 Equity Incentive Plan.

4.07         2000 Equity Incentive Plan Notice of Stock Option Grant.

4.08         2000 Equity Incentive Plan Stock Option Grant Terms and Conditions.

4.09         2000 Equity Incentive Plan Stock Option Exercise Notice and
             Agreement.

4.10 Hartford House, Ltd. 1999 Stock Option/Stock Issuance Plan (incorporated by reference to Exhibit 4.03 of our registration statement on Form S-8 filed with the Commission on December 22,
             1999).

5.01 Opinion of Fenwick & West LLP regarding the legality of the securities to be offered.

23.01        Consent of Ernst & Young LLP, Independent Auditors.

23.02        Consent of PricewaterhouseCoopers LLP, Independent Accountants.

23.03        Consent of Fenwick & West LLP (included in Exhibit 5.01).

24.01        Power of Attorney (see the signature page of this Registration
             Statement).